UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 - April 30, 2011

Item 1: Shareholder Report

GLOBAL PREMIER PROPERTIES FUND

April 30,

2011

Semi-Annual Report

Alpine View

April 30, 2011 (Unaudited)

Dear Investor:

Recovery in Transition: Turning Credit into Jobs?

It is easy to be overwhelmed when sifting through the myriad data points and analyses of economic activity and business trends. Much of the information is providing a mixed picture which is unusual at this stage of a typical economic recovery. Even though the global economy has yet to recouple with the longer term growth trend, we believe that the world is still in a cyclical transition phase. Perhaps the single most important measure of economic prosperity and cyclical strength is job creation. However, it is unclear as to when many of the world’s developed economies will return to a sustainable higher level of full time employment. For the U.S., this would not only move unemployment from 9% to under 7%, but significantly reduce the debilitating number of long-term unemployed workers which has spiked to historic levels. How quickly we can achieve this goal of adding close to 3 million jobs to the U.S. economy will relate to the interplay of fiscal, demographic and political forces which all play roles in determining the probable rate of growth. Our economy is also subject to the influence of similar forces in other countries, many of whom are also encumbered by difficult economic circumstances. A higher proportion of countries are currently affected by a broad spectrum of maladies than I can recall over the past two decades. Many are suffering from isolated natural disasters or circumstances, while others reflect economic or societal imbalances. Thus, the duration of their impact will vary greatly. This may lead to a range of both opportunities or risks over the coming years.

An Extended Period of Transition

Globally, this recovery is both weaker and slower than the norm. Europe’s debt crisis and their decision to risk compounding the recession’s after effects with the potentially premature introduction of austerity measures has yet to be fully felt. Theoretically, austerity now will pave the way for future prosperity, but when will this be realized? The impact on the global supply chain from Japan’s tragic earthquake and tsunami, as well as other relatively less destructive yet, nonetheless, horrific natural disasters around the world have all combined to slow economic growth. On top of this, civil protests, revolution and regional political change have impacted local economies and capital markets. Hopefully, the potential for multiple countries initiating major rebuilding efforts over the next few years may stimulate future growth. On top of these factors, China is leading other emerging market countries through a period of fiscal tightening. Such restraint is in response to an inflation scare, which in part relates to the emergence of growing middle class consumption trends in these countries. At the same time, China plans to further boost domestic consumption and is dramatically expanding the scale of its low cost social housing programs. Meanwhile, the U.S. economy has been further impacted by state and local government’s budget tightening and program cutting. The wind down of the Federal Reserve’s QE2 and other stimulus programs, as well as a shift in domestic consumer mentality towards saving for a rainy day and continued debt reduction is also dampening demand. For a better perspective of where this places us at this time in the cycle, please refer to Chart 1, below, which shows that the U.S. economy has been improving, but at a much slower rate than other recessions.

Chart 1:

A Constrained Recovery in Consumption

Chart 2 shows the pattern of real consumer spending compared with historical trends. Higher food and fuel prices have clearly constrained the purchasing power of many Americans, as has tighter credit, and the trend toward saving. However, the impact of fewer jobs and reduced job security are doubtless contributors. With an estimated 70% of U.S. GDP based on consumption, it is not surprising that the pace of recovery has been so slow. Since our imports have exceeded exports for many years, the global impact of our reduced spending has compelled other countries to expand their domestic consumption.

Chart 2:

Dysfunctional Home Financing Remains a Problem

Historically, housing and automobile sales have been major drivers of prior economic recoveries due to the multiplier effect of creating jobs in many industries which would contribute to the final product. While the auto sector has improved we are buying cars at an annual rate at approximately 30% below the 2005 level. Meanwhile, permits to build new single family homes are almost 80% below peak levels of 2005 and almost 60% below the 50 year average volume!

Semi-Annual Report (Unaudited) | April 30, 2011	1

Alpine View

April 30, 2011 (Unaudited)

Chart 3 illustrates the current trend of residential investment versus the patterns of prior housing recoveries. Today, a high proportion of home purchases are for cash, reflecting both the role of investors as well as the inability of banks to adjust their lending standards and clean up their poor performing loan portfolios.

Chart 3:

The creation of excessive capital beginning with ‘Y2K’ fears, followed by efforts to offset potential negative wealth effects from the ‘tech stock’ bubble bursting in 2001, combined with the poor regulatory and business decisions made over the last decade regarding the mortgage policies and the foreclosure process has led to devastating problems for many Americans. While the U.S. housing market remains under pressure almost six years past its peak, we do not believe that the current pattern of events reflects a structural shift in housing patterns, although we do think it will take at least another year of below trend housing growth before we see the light of recovery. Fundamental to creating a sustainable rebound will be a resurgence of strong job creation. The same will be true for other countries, including Ireland, Spain, and much of Eastern Europe and the Persian Gulf where capital for real estate exceeded growth in both income and populations. This is in sharp contrast with emerging markets which continue to grow in terms of their relative economic output, relative per capita incomes and, thus, relative level of prosperity.

Financial Markets and Politics in Transition

Alpine’s top down/bottom up investment approach takes into account not only macro economic fundamentals and demographic drivers of demand, but also societal themes and political trends which could influence both market psychology and fiscal policy, as well as business and consumer confidence. Sometimes these themes coalesce into a collective public will, as manifested through shifts in political power or even transformation of the political process itself. Clearly such a transition is continuing to play out in countries of North Africa and the Middle East. Over the next 18 months, politics will be a major factor for a number of countries and markets with elections in Thailand, Turkey, Egypt, Japan, France, Germany, Russia and the U.S. Even China will reconstitute its ruling council next year. By their nature, politicians will promise changes or highlight concerns, which could impact markets. We are already seeing a domestic ‘political theater’ play out in Congress, disguised as an ideological debate over budget deficits and the country’s ‘debt ceiling’, as a prelude to 2012 elections.

In light of these challenges, it is important to have perspective on the strong performance of global stocks since the “Great Recession” of 2008. Capital markets have transitioned towards recovery in advance of the economy, reflecting the return of significant liquidity to both debt and equity markets. However, there has been a bias towards both large and publicly traded companies at the expense of small businesses and private companies. Thus, the slower pace of overall economic recovery is not reflected in the stronger relative performance of larger publicly traded companies which have access to capital and in many cases are still sitting on cash.

Given the depth and breadth of the financial frailties revealed in 2008, most central banks and treasuries chose to shore up major banks, rather than close them down. Even though the U.S. banking sector has stabilized and its viability is no longer impaired, the prospects for rejuvenating a fully functional mortgage market and small business lending capacity is not yet visible. Abroad, French and German banks remain critically exposed to weak loans in the Greek, Irish and Portuguese economies and, thus, have to continue to build reserves, while government stewardship of banks in England, Belgium and Iceland will continue for a number of years. For much of the emerging world, the banks are being required to raise their level of reserves in order to slow their pace of loan growth. Since these banks had little exposure to the bad loans leading up to 2008, this action should be viewed as fundamentally positive for strengthening long term lending capacity. Clearly, the global banking sector is still in a period of transition which may include further recapitalization and require years for full recovery at some banks.

We also see a transition in government fiscal policies. Just as the U.S. consumer has shifted towards savings in response to the ongoing deleveraging process, state and local revenues continue to lag due to moderating local retail sales tax receipts and declining property valuations. Declining assistance from the federal government to state and local governments is leading to a form of government austerity irrespective of the political posturing in Washington. European governments have already put significant fiscal austerity packages in place ranging from -3% to -5%, and this will have a greater impact on their economies than ours since over half of GDP is dependent upon the government sector in some countries. Even Europe’s extensive social safety nets may also become stretched by further contraction. However, the economic pressure on many politicians to produce for constituents will climb, just as the election season approaches. The natural tendency to ‘throw the bums out’ and let another party take on the reins of government may be very strong, but this often leads to fallow periods both before and after the election where little leadership is exerted or enacted which might otherwise provide economic stimulus. Thus, political transitions over the next 18 months might further slow the near term prospects for recovery.

From Despotism to Democracy?

The collective concerns of a people are rarely voiced when economic prosperity is widespread and opportunities for employment are plentiful. However, when a minority benefit to the

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Alpine View

April 30, 2011 (Unaudited)

detriment of the broad populace, where their leadership’s response to the distress of their people is to proverbially ‘let them eat cake’, then we see events unfold such as the “Jasmine Revolution” which unseated governments in Tunisia and Egypt, and spread with horrible effect so far to the people of Libya, Syria and Yemen. When 45% to 75% of disposable income is spent on food and the rest is split on shelter and clothes, a 10% to 20% hike in the price of food stuffs and cooking fuel could dramatically reprioritize one’s daily existence. Thus, the proverbial ‘straw which broke the camel’s back’ may have been mainly economic even though the underlying impetus for these political transitions included domestic and religious concerns. In this light, it is not surprising that some of the stronger emerging market economies have been raising minimum wages by double digit percentages over recent years. It may be inflationary but probably contributes long term stability.

Smoothing A Bumpy Transition to Greater Prosperity

Alpine remains sanguine on the prospects for the continued evolution of this business cycle even though some pundits believe that the era of extended business cycles is over because the unique period of falling interest rates from 1981 to the present softened downturns and sustained growth. Instead, a prolonged period of slower growth and measures to limit excess debt finance could moderate cyclical demand and supply imbalances. As a result, we believe that the current benign inflation trend can be continued in developed economies for a number of years, where the domestic expansion of emerging nations could be countered by higher domestic borrowing costs. Such an extended business cycle potentially permits the global economy to compound its gains and, hence, create more jobs than can a more volatile shorter cycle. Such a cycle might also smooth the evolution of emerging markets managing local resources, growing political and corporate transparency, enhancing positive demographic characteristics and pro-market fiscal policies can still have a significant impact on relative growth in GDP, per capita incomes, middle class expansion and attract foreign investment flows.

We believe the potential for the greatest value creation and earnings growth shall continue in countries such as Brazil, China, India and Indonesia, Thailand and the Philippines. At the same time, strategically positioned nations, which include Australia, Norway and Singapore, could also be attractive. Naturally, companies with global operating platforms which can expand in growth focused economies, should also prosper. Many such companies are domiciled in Scandinavia, Germany, Canada and the U.S.

The prospect for an extended U.S. recovery is not bleak for those who can appreciate that the economic glass is now half full. The following, chart #4, shows that we have recovered half of the household wealth lost during the recession. The ongoing deleveraging of domestic balance sheets has reduced household credit market liabilities relative to household assets which fell from a peak of over 22% to about 18.5%, half way toward the 1990’s average level of 14.4%. If our economy can continue the restructuring of both bank and domestic balance sheets for another two years, it should be able to accelerate consumption and, hence, the job creation process.

Chart #4

We remain fundamentally positive that if this period of economic transition can be sustained for at least another three or four years then a solid employment base can be renewed. It is noteworthy that vast majority of the world’s central banks are still maintaining positive yield curves, which is fundamentally stimulative to economic activity by pushing investors to take on greater duration risk in return for significantly higher returns. As this long term capital is deployed, we believe it will also be focused in those regions or businesses with the greatest potential, irrespective of the country or sector in which it is deployed. As we all move further away from the financial tsunami of 2008, the market will transition to a more nuanced understanding of risk and return. However, this nuanced understanding typically comes from developing a balanced perspective of opportunity for both the upside and the downside of any investment. In that context, we hope you find the reports of our individual funds which follow to be informative.

We thank you for your interest in our funds.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letter that follows represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice.

This being a Closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2011	3

Manager Commentary

April 30, 2011 (Unaudited)

Dear Investor:

We are pleased to present the 2011 semi annual report for the Alpine Global Premier Properties Fund (AWP). For the six month period ended April 30, 2011, the net asset value per share increased from $8.43 to $8.73, producing NAV appreciation of 7.02%, and a total return of 10.92%. The stock price of AWP closed the fiscal semi annual period at $7.43, ahead of the prior fiscal period’s closing share price of $7.04, providing a total return of 13.17%. This discount from net asset value to traded share price was -14.79% improving from -15.86% between October 2009 and April 2010. The Fund’s performance for the six months under review fell off the strong pace of the prior fiscal year, compared with regard to the S&P/Citigroup World Net Total Return $US Property Index’s total return of 10.81% and lagged behind the strong performance of the MSCI US REIT Total Return Index of 15.40% for the six month period.

Investment Landscape

Over the past two years, the global economy has greatly repaired itself from the near financial meltdown of 2008. Nonetheless, we are still far removed from a truly normalized economic condition. On one hand, economies which have yet to recapture historic growth rates are viewed as having strong potential upside from continued future economic expansion, while other economies which rapidly regained historically strong rates of growth fed fears that asset price bubbles may be forming. This dichotomy is reinforced in that slow growing economies have the benefit of low interest rates in order to counter deflation and stimulate economic activity, which from an investment perspective forces investors seeking high returns to focus on anticipated future growth. This contrasts with the faster growing emerging economies where the fear of current inflation has forced most of their central banks to tighten liquidity by raising real interest rates and limiting lending, which makes longer term investing less attractive compared to high current rates of return. A real world real estate example would be investors in prime French shopping malls who have accepted low initial yields, or capitalization rates (cap rate) of less than 4%, with the prospect of generating between a 7% to 10% leveraged internal rate of return (IRR = total return discounted for the time value of money). By comparison, investors in Brazilian prime retail properties received initial returns ranging from 6% to 8% and unlevered IRR’s of 12%to 15% which, over time, could be leveraged to produce even higher returns. This highlights the lack of true globalization of many different businesses and, particularly, asset classes such as real estate which are fundamentally local in their economic characteristics. It also suggests that the historically low interest rates which we enjoy in the U.S. and Europe today, may be distorting the crucial capital allocation process by compressing cap rates. In essence, the recovery of credit, particularly in the U.S. and Europe, has driven pricing and values for real estate assets ahead of any recovery in underlying fundamentals. Only in apartments in the U.S., premier quality properties in London, and specific individual situations in several other markets is top line rental growth strong enough to justify such pricing. However, relative to the current 10-

year treasury yield, U.S. real estate appears cheap, yet no one knows where potential future prices and yields will be when such properties might be sold in five to ten years. Will rents grow commensurate with any change in inflation, interest rates and cap rates? Much will depend on the level of future job growth.

Underlying business strength and job creation is still not as broad or as deep as it was coming out of the previous recession. However, low property yields reflecting the current cap rate compression are an inherent bet that business growth will lead to stronger rental demand and hence higher rents over the next several years. Otherwise, property returns will be substandard by normal cyclical patterns. In our opinion, such uncertainty demands a yield premium. In part for this reason, AWP’s portfolio is currently biased towards countries which we believe display the characteristics necessary for such job expansion.

The appeal of property is in part generated by the localized characteristics inherent in building level supply and demand. Valuations express both the potential as well as current state of the economy, priced at a multiple of current cash flow. Given the added stability of relatively long term leases and typically long term financing structures, we believe real estate provides an attractive alternative to other areas of the capital markets such as bonds and equities. Thus, investors seeking the medium to long term investment characteristics of a specific country can do so through direct real estate investments and with somewhat more volatility over time through real estate equities, which markets provide the opportunity to rebalance or broadly diversify ones exposure, not only by property type, but also by ownership style and business model.

Portfolio Diversification and Performance

Alpine’s top-down/bottom-up approach to investing follows the macro economic and demographic drivers of demand tempered by current and prospective property supply which is then filtered through a relative valuation process. As this Fund’s current portfolio reflects, management believes that the market is under valuing the cyclical growth potential of Brazilian property, as well as other selected retail and residential related real estate developers around the world. After the Fund’s 29.4% holding in the United States, Brazil is AWP’s greatest area of concentration with a 16.7% position, although down slightly from 18.4% last October. Singapore ranks third with 10.1% holding, up almost 1%. France is fourth, at 5.6%, while the U.K. has fallen to fifth position with a 5.3% weighting. The portfolio is broadly diversified across 22 countries through over 100 individual investments. However, there is an underlying concentration with 32% of the portfolio in emerging market countries, of which over half is in Brazil.

Unlike much of the past two years, the Fund’s exposure to emerging markets limited performance during the past six months. India and China were actually negative contributors, and Brazil only modestly positive. A combination of tightening monetary conditions fed concerns that what might have first led to a bubble, might become

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Manager Commentary

April 30, 2011 (Unaudited)

an economic slowdown which could hurt sales volumes, occupancies and rents, and thus, hit corporate margins. So far, there is only limited evidence of any deterioration, but share prices are already discounting even more downside. Strong performance contributions came from Great Britain and France, as well as individual companies in various countries. During the period, the Fund has hedged its currency exposure in Europe to limit volatility arising from the European sovereign debt crisis. As a result, the Fund has offset gains derived as a result of the appreciation of the Euro during this period.

Notably, REITs in the U.S. continued their strong performance with a 15.40% six-month gain for the Morgan Stanley US REIT Index as of April 30, 2011. It is worth noting that according to Citi Investment Research and Analysis, average REIT multiples of 2012 projected funds from operations (FFO, a measure of REIT earnings) currently stand at approximately 16 times, and implied cap rates for REIT securities currently average between 6.1% and 6.2%. This reflects cap rate compression of over 400 basis points from March, 2009. While the historically high multiples are understandable coming off cyclical lows, the magnitude of the pricing of the implied growth and the low pace of overall economic recovery does call these valuations into question. As a result, the Fund has under emphasized its U.S. exposure limiting the relative benefit from the strong performance of the last few months.

Top Ten Holdings

The Fund’s top ten holdings reflect the emphasis and diversification of the overall portfolio. As of April 30, 2011 only six of the prior period’s top ten holdings remain. Notably, the Fund’s largest position is a new investment in a Turkish REIT named Emlak Konut Gayrimenkul. Emlak was acquired at its IPO on December 2, 2010, and has produced a 79.79% total return for this period. Emlak is the private market conduit for a government entity called Toki which is responsible for developing low cost social housing. Emlak does not participate in such projects, however, it raises funding for Toki by joint venturing with local developers to whom it delivers surplus government land located in and around major cities with in-place zoning requirements and no land acquisition process. By utilizing an auction process, private developers affectively set the market price for the land, which Emlak can efficiently and rapidly bring to market in return for typically a 35% to 40% participation in the proceeds of the properties developed. Since the government entity Toki owns a majority stake in Emlak, they benefit not only from the cash flows which Emlak receives and then distributes in the form of dividends, but also the accretion to underlying net asset value which Emlak gains from properties on its balance sheet or from the rezoning process. All told, we applaud the government using market forces to determine real estate valuations and utilizing the proceeds from this process to fund its own unrelated social housing projects. The Fund’s number two holding, ARA Asset Management from Singapore also contributed positively for the Fund, up 36.03% during the period. ARA manages prominent REITs at private equity funds in Singapore, Malaysia, Hong Kong and China, and benefits from the close relationship of one of its founders, Mr. K. S. Li, of Cheung Kong Holdings in Hong Kong. The number three holding was MFA Financial Inc., a residential mortgage REIT which emphasizes government agency investments. Most of the holding’s 5.73% total return for the period was derived from dividends. It is relevant that MFA came public in 1998 and thus has already survived several tumultuous periods in the financial markets. CBL & Associate Properties, the Chattanooga based shopping mall REIT gained 21.25% for the Fund for the six-month period. While CBL’s mall sales of $325.00 per square foot are less impressive than say, Taubman Centers mall tenant sales of $580.00 per square foot, it does not heavily tax its tenants with a high occupancy cost to sales ratio of over 15%, nor does it trade at a high 20 times multiple on 2012 funds from operations. Trading at only 9 times projected FFO and offering above industry dividend yield, we believe this stock offers considerable value at current market prices. We feel Capital Commercial Trust of Singapore provides an attractive REIT portfolio of modern office properties in Singapore. Given its unique combination of geography and astute government planning, Singapore remains a dominant regional financial center, regional distribution center, manufacturing zone and now an emerging tourism destination. All of this provides excellent underpinning for Singapore’s office market, and companies such as Capital Commercial Trust, in spite of its rather modest 5.05% return for the period. In contrast, JM AB of Sweden produced a 35.79% total return for the period. As Stockholm’s dominant condominium developer, it has benefited from a strengthening local economy and rising prices for residential accommodation. The Fund’s seventh largest holding is Brookfield Properties Corp., which produced a six-month total return of 15.64% for the Fund as leasing conditions in its major markets of New York, Toronto, Calgary and Houston continue to show promise. BR Malls was the number nine position as a result of a 11.85% total return during the period for this rapidly expanding consolidator of the Brazilian mall sector. PDG Realty, the largest residential developer in Brazil, fell from the top position in the portfolio last year to number nine with a -3.36% total return for the period. PDG is the largest developer of housing in Brazil, including a sizeable commitment to the government subsidized ‘Minha Casa Minha Vida’ mortgage program. Most Brazilian homebuilder stocks have deteriorated over the past several months as rising materials and labor inflation are feared to be dampening margins. So far, however, only a few companies have shown such weakness in their first quarter earnings releases. Nonetheless, we believe the entire group has been tarred with the same brush, and we remain optimistic over PDG’s earnings growth and dividend growth prospects considering its modest single digit multiple. Rounding out the top ten is a position in Westfield Group, the large global shopping mall entity returned -5.06% for the period.

Portfolio Highlights (Mortgage REITs)

The Fund’s exposure to mortgage REITs has grown from 10.2% of the portfolio last Fall to 11.7% currently as our confidence of a relatively benign investment backdrop for these companies has coincided with increased daily stock liquidity as the result of a

Semi-Annual Report (Unaudited) | April 30, 2011	5

Manager Commentary

April 30, 2011 (Unaudited)

number of large follow-on stock offerings throughout the group. The fundamental appeal of these companies, aside from their double digit dividend yields, is the ability to fill a void left by hedge funds, bank structured investment vehicles (“SIVs”) and, of course, the portfolios of Fannie Mae and Freddie Mac. These REITs are providing market based pools of capital to invest in both residential and commercial properties at a time when commercial banks and the government agencies can no longer do so. Of potentially greater significance is the nascent evolution of some REITs over the past few months beyond merely investment pools, to become operational platforms by creating or facilitating origination infrastructures. This suggests that they can actually create, on a wholesale basis, new mortgages as opposed to buying mortgages on a retail basis from the existing market. This extra capability is important because CMBS (Commercial Mortgage-Backed Securities) origination fell from $230 billion in 2007 to $11.3 billion in 2009, to $12 billion last year, and prospectively, perhaps $50 billion this year. On the residential side, overall home purchase mortgage production is down over 30%, 55% since 2007, however, it is down to a much greater degree for so called “Jumbo” mortgages at prices above the Fannie Mae/Freddie Mac size limits of $735,000. These limits which themselves are being lowered from $650,000 this year, and will probably further decline in the next year or so, creating a bigger potential pool for such jumbo loans to be created. AWP’s position in mortgage REITs is diversified across ten distinct companies, three of which are focused exclusively on commercial mortgage investments, four exclusively on residential mortgage loans and two which invest in both segments. It is conceivable that the major banks may be so damaged by their existing bad loan exposure that these REITs can continue to ‘cherry pick’ investment opportunities and, perhaps, become important originators of new mortgages that are priced in line with today’s market realities.

Prospects for 2011 and Beyond

For the balance of 2011, we think that this period of equity outperformance of underlying properties will gradually slow in the aggregate as many REITs in the U.S. and Europe are trading at premium valuations relative to their appraised, and/or sum of the parts valuations. The premium valuations can be justified by the prospect of several years of income growth which could result from an extended cyclical recovery. However, we feel that the property equities of certain countries are trading below their underlying or long term valuations, most notably in markets where interest rates have been rising in response to inflationary concerns. Specifically, rising rate cycles in Brazil, China, India and Indonesia, among other countries, have raised concerns that the cyclically leading economies might, in fact, become cyclically lagging in short order. With the exception of Brazil, our current exposure to China, India and Indonesia are 3.3%, 1.9% and 0%, respectively. That said, we could be encouraged to increase our weightings in holdings in those countries significantly when short term conditions become more favorable.

Alpine remains confident that this business cycle will be extended at least several more years, although no single engine of economic growth appears to be ready to lead the world. China is increasingly focused on creating domestic demand while controlling speculative inflation. Germany can only export so much industrial machinery, cars, and consumer products before the pressure of the strengthening Euro impacts profit margins. Japan is still struggling to clean up the aftermath of the great Tohoku East Japan earthquake and tsunami, which may stimulate significant reinvestment in their economy over the next eighteen months, although we remain unsure of sustained growth prospects. Thus, the U.S. will have to be, once again, the major engine of global growth. Although the encouraging renaissance of car manufacturing in this country and the continued success of innovative companies such as Apple and Google are positive factors, continued weakness in the housing sector may well hold back that all important multiplier of job creation and, hence, fuller employment for at least another year. Thus, the slow global recovery shall likely continue for a few more years.

Given this perspective, we believe that companies operating in markets which show improving medium term fundamentals should be rewarded over time. We believe the liquidity driven performance of the developed markets may have already discounted longer term fundamental prospects, so we favor an emphasis on individual stock picking which could prove most beneficial. Alpine continues to focus on companies which we believe dominate business niches, take innovative approaches, create innovative products and have the proven ability to transform and adapt to new opportunities. Companies with unique business models, such as the aforementioned Emlak Konut, and ARA, among other holdings, may be able to generate truly superior returns over time.

We appreciate your interest and support, and we look forward to updating you on our progress through the balance of the year.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Manager Commentary

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The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered investment advice. The information provided is not intended to be a forecast of future events or a guarantee of future results. Views expressed may vary from those of the firm as a whole.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Diversification does not assure a profit or protect against loss in a declining market.

The techniques and strategies used by the Alpine Global Premier Properties Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

S&P/Citigroup World Net Total Return $ US Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

MSCI US REIT Total Return Index is a total return index comprising the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

This being a Closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2011	7

Manager Commentary

April 30, 2011 (Unaudited)

PERFORMANCE(1) As of April 30, 2011

	Ending Value as of 4/30/11	Six Months	1 Year	Three Years	Five Years	Since Inception(2)(3)(4)

Alpine Global Premier Properties Fund | NAV	$8.73	10.92%	28.20%	(1.65%)	—	(6.92%)

Alpine Global Premier Properties Fund | Market Price	$7.43	13.17%	26.55%	(5.19%)	—	(11.62%)

MSCI US REIT Total Return Index		15.40%	22.70%	2.13%	—	(2.35%)

S&P / Citigroup World Net Total Return $US Property Index		10.81%	21.56%	(2.37%)	—	(5.84%)

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on April 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

S&P/Citigroup World Net Total Return US$ Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

PORTFOLIO DISTRIBUTIONS*

TOP 10 HOLDINGS*

Emlak Konut Gayrimenkul Yatirim Ortakligi	3.5%	Turkey

ARA Asset Management, Ltd.	3.0%	Singapore

MFA Financial, Inc.	2.9%	United States

CBL & Associates Properties, Inc.	2.8%	United States

CapitaCommercial Trust	2.4%	Singapore

JM AB	2.2%	Sweden

Brookfield Properties Corp.	2.1%	United States

BR Malls Participacoes SA	2.1%	Brazil

PDG Realty SA Empreendimentose Participacoes	2.1%	Brazil

Westfield Group-Macquarie Bank, Ltd.	2.1%	Australia

Top 10 Holdings	25.2%

TOP 5 COUNTRIES*

United States	29.4%

Brazil	16.7%

Singapore	10.1%

France	5.6%

United Kingdom	5.3%

*	As a percentage of net assets
Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

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Manager Commentary

April 30, 2011 (Unaudited)

REGIONAL ALLOCATION* As of April 30, 2011

*	As a percentage of net assets, excluding any short-term investments.

NAV, MARKET PRICE, AND TOTAL RETURN As of April 30, 2011

Semi-Annual Report (Unaudited) | April 30, 2011	9

Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (95.2%)
Australia (2.1%)
CSR, Ltd.	1,000,000	$3,288,298
Stockland	4,006,000	16,597,883

		19,886,181
Brazil (16.7%)
Aliansce Shopping Centers SA	641,210	5,706,166
BHG SA-Brazil Hospitality Group*	835,619	12,048,769
BR Malls Participacoes SA	1,899,800	19,997,895
BR Properties SA	860,837	10,341,863
Brasil Brokers Participacoes SA	563,300	3,097,219
Brookfield Incorporacoes SA	519,300	2,888,301
Cyrela Brazil Realty SA
Empreendimentos e
Participacoes	205,000	2,151,379
Cyrela Commercial Properties SA
Empreendimentos e
Participacoes	1,501,000	13,328,865
Direcional Engenharia SA	1,587,302	10,846,362
Iguatemi Empresa de Shopping Centers SA	665,538	17,133,415
MRV Engenharia e Participacoes SA	1,510,200	13,055,378
Multiplan Empreendimentos Imobiliarios SA	905,000	18,839,785
PDG Realty SA
Empreendimentos e
Participacoes	3,394,328	19,936,175
Rossi Residencial SA	660,609	6,193,734
Sonae Sierra Brasil SA	225,000	3,418,192
Tecnisa SA	78,189	613,305

		159,596,803
Chile (0.6%)
Parque Arauco SA	2,378,557	5,475,666

China (3.3%)
C C Land Holdings, Ltd.	5,759,253	2,217,308
CapitaRetail China Trust	5,414,000	5,573,008
Evergrande Real Estate Group, Ltd.	2,537,726	1,810,269
Franshion Properties China, Ltd.	14,185,760	4,420,349
KWG Property Holding, Ltd.	4,669,934	3,391,396
New World China Land, Ltd.	890,074	318,610
NWS Holdings, Ltd.	1,728,792	2,542,128
Renhe Commercial Holdings Co., Ltd.	28,652,000	4,943,658
Soho China, Ltd.	3,478,500	3,000,927
Yanlord Land Group, Ltd.	3,087,500	3,657,428

		31,875,081
Egypt (0.3%)
Talaat Moustafa Group*	5,000,000	3,119,220

Description	Shares	Value (Note 1)

France (5.2%)
Accor SA	205,360	$9,125,070
Club Mediterranee SA*	64,714	1,508,218
Edenred*	250,000	7,753,821
Eurosic, Inc.	60,000	2,843,808
Gecina SA	25,000	3,604,749
Kaufman & Broad SA*	78,984	2,863,846
Legrand SA	134,454	6,139,689
Nexity SA	298,719	16,237,830

		50,077,031
Germany (2.0%)
Alstria Office REIT-AG	279,197	4,424,800
DIC Asset AG	653,242	8,804,700
Sirius Real Estate, Ltd.*	4,996,244	2,580,815
Treveria PLC*	11,057,500	3,644,065

		19,454,380
Hong Kong (1.0%)
Mandarin Oriental International, Ltd.	1,956,000	4,146,720
The Hongkong & Shanghai Hotels, Ltd.	2,842,849	5,007,587

		9,154,307
India (0.9%)
DLF, Ltd.	333,334	1,677,413
Hirco PLC*	1,299,168	1,255,925
Unitech Corporate Parks PLC*	2,504,000	1,003,814
Yatra Capital, Ltd.*	666,500	4,541,058

		8,478,210
Japan (4.7%)
Daito Trust Construction Co., Ltd	. 120,000	9,542,008
Eisai Co., Ltd.	136,000	4,929,298
Frontier Real Estate Investment Corp.	507	4,687,789
Japan Logistics Fund, Inc.	1,694	14,472,564
Mitsubishi Estate Co., Ltd.	192,641	3,343,877
Mitsui Fudosan Co., Ltd.	96,000	1,639,154
Sumitomo Realty & Development Co., Ltd.	289,099	5,919,909

		44,534,599
Mexico (0.5%)
OHL Mexico SAB de CV*	2,250,000	4,685,016

Netherlands (0.7%)
Corio NV	51,027	3,613,415
Eurocommercial Properties NV	54,886	2,820,916

		6,434,331
Norway (0.9%)
Norwegian Property ASA*	4,454,505	8,999,686

Philippines (1.2%)
SM Prime Holdings, Inc.(1)	40,000,000	11,212,334

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Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

Poland (0.4%)
Atrium European Real Estate, Ltd.	251,807	$1,723,094
Globe Trade Centre SA*	272,727	2,126,586

		3,849,680
Russia (1.4%)
Etalon Group, Ltd.-GDR*(2)	300,000	2,100,000
LSR Group-GDR(2)	650,000	6,077,500
PIK Group-GDR*(2)	751,845	3,232,933
RGI International, Ltd.*	937,461	2,484,272

		13,894,705
Singapore (10.1%)
ARA Asset Management, Ltd.(2)	19,802,400	28,472,876
Ascott Residence Trust	6,710,582	6,523,911
Banyan Tree Holdings, Ltd.*	8,655,400	6,682,205
CapitaCommercial Trust	19,739,300	23,221,757
CapitaMalls Asia, Ltd.	5,000,000	7,230,097
Global Logistic Properties, Ltd.*	6,594,924	10,398,434
Parkway Life REIT	3,503,000	4,950,933
Starhill Global REIT	8,007,071	4,153,826
Suntec REIT	4,000,000	4,967,117

		96,601,156
Sweden (3.2%)
Hufvudstaden AB-A Shares	670,586	8,600,885
JM AB	751,945	21,466,543
Skanska AB-B Shares	38,172	819,986

		30,887,414
Thailand (2.4%)
Central Pattana PCL(3)	5,155,000	5,094,556
LPN Development PCL-NVDR	8,000,000	2,867,672
Minor International PCL(3)	23,771,800	10,034,328
SC Asset Corp. PCL(3)	12,063,800	4,728,524

		22,725,080
Turkey (3.5%)
Emlak Konut Gayrimenkul
Yatirim Ortakligi	17,075,152	33,678,801

United Kingdom (4.9%)
Great Portland Estates PLC	1,260,478	8,866,004
Helical Bar PLC	208,235	907,824
Metric Property Investments PLC*	1,162,791	2,068,515
Regus PLC	8,485,015	15,902,042
Shaftesbury PLC	1,241,180	10,635,540
Songbird Estates PLC*	3,442,069	8,739,178

		47,119,103

Description	Shares	Value (Note 1)

United States (29.2%)
Alexander’s, Inc.	28,411	$12,480,668
Alexandria Real Estate Equities, Inc.	123,739	10,165,159
AMB Property Corp.	100,258	3,649,391
American Capital Agency Corp.	481,268	14,009,711
Annaly Capital Management, Inc.	48,000	856,320
Apollo Commercial Real Estate Finance, Inc.	488,352	7,979,672
Brookfield Properties Corp.	1,026,485	20,303,873
CBL & Associates Properties, Inc.	1,404,353	26,078,835
Chatham Lodging Trust	435,098	7,026,833
Chesapeake Lodging Trust	167,412	3,010,068
Chimera Investment Corp.	3,231,660	13,088,223
Cogdell Spencer, Inc.	200,000	1,210,000
Colony Financial, Inc.	965,507	18,035,671
Coresite Realty Corp.	34,635	546,887
Cypress Sharpridge Investments, Inc.	471,664	5,825,050
DiamondRock Hospitality Co.	581,974	7,006,967
Digital Realty Trust, Inc.	31,200	1,882,608
DuPont Fabros Technology, Inc.	57,143	1,397,718
Entertainment Properties Trust	147,800	7,036,758
Excel Trust, Inc.	426,923	5,080,384
General Growth Properties, Inc.	870,929	14,544,514
Hospitality Properties Trust	15,000	362,250
Host Hotels & Resorts, Inc.	410,569	7,304,023
Hudson Pacific Properties, Inc.	34,376	514,952
Invesco Mortgage Capital, Inc.	550,000	12,507,000
Lennar Corp.-Class A	233,750	4,438,912
MFA Financial, Inc.	3,460,500	27,614,790
Ocwen Financial Corp.*	276,059	3,304,426
ProLogis	200,000	3,258,000
Simon Property Group, Inc.	122,665	14,050,049
SL Green Realty Corp.	150,000	12,379,500
Starwood Property Trust, Inc.	296,100	6,748,119
Two Harbors Investment Corp.	500,000	5,230,000

		278,927,331

TOTAL COMMON STOCKS (Identified Cost $714,392,916)		910,666,115

PREFERRED STOCKS (0.2%)
United States (0.2%)
Beazer Homes USA, Inc., 7.500%	70,000	1,750,000
CBL & Associates Properties, Inc.- Series D, 7.375%	10,000	243,100

		1,993,100

Semi-Annual Report (Unaudited) | April 30, 2011	11

Schedule of Portfolio Investments

April 30, 2011 (Unaudited)

Description	Shares	Value (Note 1)

TOTAL PREFERRED STOCKS (Identified Cost $1,953,000)		$1,993,100

WARRANTS (0.0%)(4)
Thailand (0.0%)(4)
Minor International PCL, expires 5/18/13 at 13.00 (Thailand Baht)*(5)	2,377,180	227,763

TOTAL WARRANTS (Identified Cost $0)		227,763

EQUITY-LINKED STRUCTURED NOTES (3.9%)
Australia (2.1%)
Westfield Group-Macquarie Bank, Ltd.*(5)	2,000,000	19,773,632
France (0.4%)
Veolia Environnement SA-Morgan Stanley BV*(5)	120,000	4,008,881
India (1.0%)
Housing Development & Infrastructure, Ltd.-Macquarie Bank, Ltd.*(5)	1,261,600	4,578,167
Housing Development & Infrastructure, Ltd.-Merrill Lynch & Co., Inc.*(5)	313,700	1,138,373
Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.*(5)	850,000	4,007,294

		9,723,834
United Kingdom (0.4%)
InterContinental Hotels Group PLC-Morgan Stanley BV*(5)	150,000	3,284,743

TOTAL EQUITY-LINKED STRUCTURED NOTES (Identified Cost $36,875,361)		36,791,090

TOTAL INVESTMENTS (Identified Cost $753,221,277) - (99.3%)(6)		949,678,068

OTHER ASSETS IN EXCESS OF LIABILITIES - (0.7%)		6,722,972

NET ASSETS (100.0%)		$956,401,040

*	Non-income producing security.
(1)	Affiliated issuer. See Note 5 in the Notes to Financial Statements.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of April 30, 2011, securities restricted under Rule 144A had a total value of $39,883,309 which comprised 4.2% of the Fund’s net assets.

(3)	Illiquid security.
(4)	Less than 0.05% of Net Assets.
(5)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.9% of the Fund’s net assets.
(6)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
BV - Besloten Vennootschap is the Dutch equivalent of a private limited liability company.
GDR - Global Depositary Receipt
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
NVDR - Non-Voting Depositary Receipts
PCL - Public Company Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV - Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

See Notes to Financial Statements.

12	www.alpinecef.com

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)

ASSETS

Investments, at value(1)	$938,465,734
Affiliated issuers, at value(2)	11,212,334
Foreign currency, at value (3)	10,422,849
Receivable for investment securities sold	29,780,036
Dividends receivable	5,095,351
Prepaid and other assets	192,743

Total Assets	995,169,047

LIABILITIES

Loan payable	27,219,108
Interest on loan payable	2,406
Payable for investment securities purchased	4,597,925
Income distribution payable	679,198
Unrealized depreciation on forward currency contracts	4,782,315
Accrued expenses and other liabilities:
Investment advisory fees	814,050
Administrative fees	73,475
Officer fees	32,064
Other	567,466

Total Liabilities	38,768,007

Net Assets	$956,401,040

NET ASSETS REPRESENTED BY

Paid-in-capital	$2,015,009,685
Overdistributed net investment income	(54,829,736)
Accumulated net realized loss on investments, swap contracts and foreign currency	(1,196,032,934)
Net unrealized appreciation on investments and foreign currency translations	192,254,025

Net Assets	$956,401,040

Net asset value
Net assets	$956,401,040
Shares of beneficial interest issued and outstanding	109,593,211
Net asset value per share	$8.73

(1) Total Cost of Investments	$743,046,850
(2) Total Cost of Affiliated Issuers	$10,174,427
(3) Total Cost of Foreign Currency	$9,888,689

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2011	13

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)

INCOME

Dividends*	$22,446,500

Total Income	22,446,500

EXPENSES

Interest on loan	89,629
Investment advisory fee	4,538,060
Administrative fee	552,414
Audit and tax fees	37,197
Custodian fees	146,257
Officer fees	33,938
Insurance fees	12,554
Legal fees	38,935
Printing fees	119,572
Trustee fees	31,864
NYSE fees	50,415
Miscellaneous fees	175,370

Total Expenses	5,826,205

Net Investment Income	16,620,295

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain/(loss) on investments:
Securities transactions	2,457,772
Foreign currency transactions	(122,870)

Net realized gain on investments	2,334,902

Change in net unrealized appreciation/(depreciation) of:
Investments	76,368,073
Foreign currency translations	(4,162,768)

Net unrealized appreciation of investments	72,205,305

Net realized/unrealized gain on investments and foreign currency	74,540,207

Net Increase in Net Assets Resulting from Operations	$91,160,502

* Net of foreign taxes withheld	$636,336

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010

OPERATIONS

Net investment income	$16,620,295	$39,150,214
Net realized gain/(loss) on investments:
Securities transactions	2,457,772	(24,079,291)
Swap contracts	—	(2,501,148)
Foreign currency transactions	(122,870)	(302,912)
Net change in unrealized appreciation/(depreciation) of:
Investments	76,368,073	172,496,115
Foreign currency translations	(4,162,768)	7,330,729

Net increase in net assets resulting from operations	91,160,502	192,093,707

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(53,474,201)	(68,536,746)

Net decrease in net assets resulting from distributions to shareholders	(53,474,201)	(68,536,746)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	28,961,437	—

Net increase in net assets derived from capital share transactions	28,961,437	—

Net Increase in Net Assets	66,647,738	123,556,961

Net Assets
Beginning of year	889,753,302	766,196,341

End of period*	$956,401,040	$889,753,302

*Including over distributed net investment income of:	$(54,829,736)	$(17,975,830)

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2011	15

Financial Highlights

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007(1)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$8.43	$7.26	$5.00	$18.04	$19.10

Income/(loss) from investment operations:
Net investment income	0.17	0.37	0.53	1.41	0.55
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	0.63	1.45	2.28	(12.93)	(0.95)

Total from investment operations	0.80	1.82	2.81	(11.52)	(0.40)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.50)	(0.65)	(0.55)	(1.27)	(0.56)
From tax return of capital	—	—	—	(0.25)	(0.07)

Total distributions	(0.50)	(0.65)	(0.55)	(1.52)	(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—	—	—	—	(0.03)

Total capital share transactions	—	—	—	—	(0.03)

Net asset value per share, end of period	$8.73	$8.43	$7.26	$5.00	$18.04

Per share market value, end of period	$7.43	$7.04	$5.79	$4.45	$15.71

Total return based on:
Net Asset Value(2)	10.92%	28.31%	66.15%	(67.74)%	(1.69)%
Market Value(2)	13.17%	34.36%	48.89%	(67.03)%	(18.41)%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$956,401	$889,753	$766,196	$530,868	$1,908,062
Ratio of total expenses to average net assets	1.31%(3)	1.37%	1.34%	1.44%	1.21%(3)
Ratio of total expenses excluding interest expense to average net assets	1.29%(3)	1.32%	1.33%	1.29%	—
Ratio of net investment income to average net assets	3.72%(3)	4.97%	9.88%	11.41%	6.31%(3)
Portfolio turnover rate	31%(4)	115%	153%	263%	89%(4)

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$27,219	N/A	$18,610	$17,974	$28,500
Asset Coverage	36.1	N/A	42.2	30.5	68.0

(1)	For the period from April 26, 2007 (inception of the fund) to October 31, 2007.

(2)

Total investment return is calculating assuming a purchase of a common share at the opening price on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $0.90 per share for the period ended October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.

(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)

See Notes to Financial Statements.

16	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

1. ORGANIZATION:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be

Semi-Annual Report (Unaudited) | April 30, 2011	17

Notes to Financial Statements

April 30, 2011 (Unaudited)

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2011:

	Valuation Inputs

Investments in Securities at Value*	Level 1**	Level 2**	Level 3	Total Value

Common Stocks
Australia	$19,886,181	$—	$—	$19,886,181
Brazil	159,596,803	—	—	159,596,803
Canada	20,303,873	—	—	20,303,873
Chile	5,475,666	—	—	5,475,666
China	31,875,081	—	—	31,875,081
Egypt	3,119,220	—	—	3,119,220
France	50,077,031	—	—	50,077,031
Germany	19,454,380	—	—	19,454,380
Hong Kong	9,154,307	—	—	9,154,307
India	8,478,210	—	—	8,478,210
Japan	44,534,599	—	—	44,534,599
Mexico	4,685,016	—	—	4,685,016
Netherlands	6,434,331	—	—	6,434,331
Norway	8,999,686	—	—	8,999,686
Philippines	11,212,334	—	—	11,212,334
Poland	3,849,680	—	—	3,849,680
Russia	2,484,272	11,410,433	—	13,894,705
Singapore	96,601,156	—	—	96,601,156
Sweden	30,887,414	—	—	30,887,414
Thailand	—	22,725,080	—	22,725,080
Turkey	33,678,801	—	—	33,678,801
United Kingdom	47,119,103	—	—	47,119,103
United States	258,623,458	—	—	258,623,458
Preferred Stocks	1,993,100	—	—	1,993,100
Warrants	227,763	—	—	227,763
Equity-Linked Structured Notes	—	36,791,090	—	36,791,090

Total	$878,751,465	$70,926,603	$—	$949,678,068

18	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

	Valuation Inputs

Other Financial Instruments*	Level 1	Level 2	Level 3	Total Value

Liabilities
Forward Currency Contracts	$—	$(4,782,315)	$—	$(4,782,315)

TOTAL	$—	$(4,782,315)	$—	$(4,782,315)

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

**

During the period ended April 30, 2011 there were no significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund has no material uncertain tax positions and has no unrecognized tax benefits as of April 30, 2011. Since its inception, the Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended December 31, 2007 through October 31, 2010.

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Semi-Annual Report (Unaudited) | April 30, 2011	19

Notes to Financial Statements

April 30, 2011 (Unaudited)

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund did not hold any total return swaps at April 30, 2011.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

During the six months ended April 30, 2011, the Fund entered into approximately 2 forward currency contracts and recorded a net unrealized loss $4,782,315 and a net realized loss of $1,782 on the Statement of Operations related to investments in forward currency contracts.

The Fund held the following forward currency contracts at April 30, 2011:

Description	Expiration Date	Contracts to Deliver/Receive		Settlement Value	Current Value	Unrealized Loss

Contracts Sold:

Euro	06/15/11	39,471,710 (EUR	)	53,563,115	$58,345,430	$(4,782,315)

20	www.alpinecef.com

Notes to Financial Statements

April 30, 2011 (Unaudited)

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2011.

	Liability Derivatives

Derivatives	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized depreciation on forward currency contracts	$4,782,315

Total		$4,782,315

The effect on derivatives instruments on the Statement of Operations for the six months ended April 30, 2011.

Derivatives	Statement of Operations Location	Realized Loss On Derivatives	Change in Unrealized Loss On Derivatives

Foreign exchange contracts	Net realized loss on investments: Foreign currency transactions/ Change in net unrealized depreciation of: Foreign currency translations	$(1,782)	$(4,782,315)

Total		$(1,782)	$(4,782,315)

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has 109,593,211 common shares of beneficial interest, with no par value, authorized.

Transactions in shares of the Fund were as follows:

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010

Common Shares Outstanding - beginning of period	105,506,077	105,506,077
Common shares issued as reinvestments of dividends	4,087,134	—

Common shares outstanding - end of period	109,593,211	105,506,077

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2011 are as follows:

Purchases	Sales

$ 296,995,496	$ 274,334,213

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2011.

5. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first 5 billion and 0.015% on total

The following issuers are affiliated with the Global Premier Properties Fund; that is, the Fund held 5% or more of the outstanding voting securities during the six months ended April 30, 2011. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at October 31, 2010	Purchases	Sales	Balance at April 30, 2011	Value at April 30, 2011	Realized Gain (Loss)

Global Premier Properties Fund	SM Prime Holdings, Inc.	20,000,000	20,000,000	—	40,000,000	$11,212,334	—

Semi-Annual Report (Unaudited) | April 30, 2011	21

Notes to Financial Statements

April 30, 2011 (Unaudited)

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2010 was as follows:

Distributions paid from: Ordinary Income	$68,536,746

$68,536,746

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2010, the effects of certain differences were reclassified. The Fund increased accumulated net investment income by $10,780,061 and decreased accumulated net realized gain by $10,780,061. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, unused capital loss carryovers of $661,143,094 expiring October 31, 2016, unused capital loss carryovers of $369,610,833, expiring October 31,2017, and unused capital loss carryovers of $67,561,774, expiring October 31, 2018.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$37,264,710
Accumulated Capital Loss	(1,177,039,946)
Unrealized Appreciation	43,494,295
Other Cumulative Effect of
Temporary Differences	(14,005)

Total	$(1,096,294,946)

As of April 30, 2011, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$268,436,088
Gross depreciation on investments (excess of tax cost over value)	(148,533,722)
Net depreciation on foreign currency	(4,202,766)

Net unrealized appreciation	115,699,600

Cost of investments for income tax purposes	$829,775,702

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. The Agreement was terminated on November 30, 2010. On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis. During the six months ended April 30, 2011, the average borrowing by the Fund was $30,608,665.40 with an average rate on borrowings of 1.09%

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Distributions: The Fund paid a distribution of $3,616,576 or $0.033 per common share on May 31, 2011 to common shareholders of record on May 24, 2011.

The Fund also declared a distribution of $0.033 payable on June 30, 2011 to common shareholders of record on June 24, 2011.

22	www.alpinecef.com

Additional Information

April 30, 2011 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (“Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Semi-Annual Report (Unaudited) | April 30, 2011	23

Additional Information

April 30, 2011 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services Inc. at Two Heritage Drive North Quincy, MA 02171 or by calling toll-free 1(800)617.7616.

BOARD APPROVAL OF INVESTMENT MANAGEMENT
AGREEMENT

On December 17, 2010 and on March 29, 2011, at meetings called for the purposes of voting on such approvals, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The December meeting considered these factors for the period ending October 31, 2010 and the March meeting considered these factors for the period ending December 31, 2010.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent

Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts,

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Additional Information

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advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

In considering whether Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2010, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	4.67%
Qualified Dividend Income	10.62%

SHAREHOLDER MEETING

On May 9, 2011, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal: To elect Jeffrey E. Wacksman as Trustee to the Board of Trustees for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

Jeffrey E. Wacksman
For	97.48%
Withheld	2.52%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

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Additional Information

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INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (83)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	17	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (56)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (50)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Trustee, Alpine Family of Funds.*

James A. Jacobson (66)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	17	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund, and Alpine Total Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

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Additional Information

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INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

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Additional Information

April 30, 2011 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (85)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (50)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Ronald Palmer (42)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Meimei Li (47)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (31)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

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INVESTOR	| (800) 617.7616 | www.alpinecef.com
INFORMATION

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR & CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinecef.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2011